                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2001


                             SBS TECHNOLOGIES, INC.
                             ----------------------






        New Mexico                   1-10981                   85-0359415
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)



 2400 Louisiana Blvd, NE  AFC Bldg 5-600  Albuquerque, New Mexico      87110
-------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip code)




         Registrant's telephone number, including area code:  (505) 875-0600
                                                              --------------

ITEM 5.  OTHER EVENTS

On March 1, 2001, SBS Technologies, Inc. ("SBS") issued a news release with respect to its expected financial results for the quarter ending March 31, 2001.






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                               SBS TECHNOLOGIES, INC.




Date:  March 19, 2001                         By: /s/ James E. Dixon, Jr.
                                                 --------------------------
                                               James E. Dixon, Jr.
                                               Vice President
                                               Finance & Administration






                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX





EXHIBIT NUMBER                      DESCRIPTION                                 METHOD OF FILING
--------------             -----------------------------------         -----------------------------------

 99.1c                     Press Release by SBS Technologies, Inc.     Filed herewith electronically
                           Dated March 1, 2001